UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 26, 2021

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

 Item 1.01. Entry Into a Material Definitive Agreement.

On July 26, 2021, The Chemours Company (the “Company” or “Chemours”) entered into a purchase and sale agreement (the “Purchase Agreement”) with Manchester Acquisition Sub LLC (“Purchaser”), a Delaware limited liability company and a subsidiary of Draslovka Holding a.s. (“Draslovka”).  Upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company has agreed to transfer certain assets and liabilities constituting its mining solutions business (the “Business”) to Purchaser for a purchase price of $520 million, subject to customary cash, debt and working capital adjustments (such transaction, the “Transaction”).  The Purchase Agreement and the Transaction were unanimously approved by the Board of Directors of the Company.

The consummation of the Transaction is subject to customary closing conditions, including the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  Each party’s obligation to consummate the Transaction is also subject to the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject, with specified exceptions, to materiality or “Material Adverse Effect” standards) and the other party’s performance of its covenants and agreements in the Purchase Agreement in all material respects. Each party is required under the Purchase Agreement to use reasonable best efforts to take all actions necessary to obtain any regulatory approvals required in connection with the Transaction, subject to certain limitations as set forth in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants of each of Chemours and Purchaser, including covenants by Chemours relating to the operation of the Business prior to the closing and to the implementation of certain internal restructuring steps prior to the closing. The representations and warranties (other than certain fundamental representations and warranties) and pre-closing covenants of each of the parties will not survive the closing.  Each of Chemours and Purchaser has agreed to indemnify the other for certain losses arising out of breaches of post-closing covenants and for certain losses arising out of retained liabilities or assumed liabilities (as applicable), subject to customary limitations.

The Purchase Agreement contains certain termination rights for both Chemours and Purchaser, including the right to terminate the Purchase Agreement if the Transaction is not consummated by April 26, 2022, subject to extension by either party to July 26, 2022, if the required regulatory approvals have not yet been obtained.

Purchaser has obtained equity financing and debt financing commitments for the purpose of financing the Transaction. Draslovka and its shareholders have committed to capitalize Purchaser at closing with an aggregate equity contribution equal to $185 million on the terms and subject to the conditions set forth in an equity commitment letter. In addition, Draslovka and its shareholders have agreed to guarantee Purchaser’s obligations pursuant to the Purchase Agreement, subject to an aggregate liability cap of $50 million. JPMorgan Chase Bank, N.A. (“JPM”) has agreed to provide Purchaser with debt financing in an aggregate principal amount of up to $335 million of term loans and up to $30 million of revolving loan commitments.  The obligations of JPM to provide such debt financing letter are subject to certain customary conditions.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Purchase Agreement may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding Chemours, its subsidiaries or its or their respective businesses as of the date of the Purchase Agreement or as of any other date.

Item 8.01.  Other Events.

On July 26, 2021, the Company issued a press release announcing entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of July 26, 2021, by and between The Chemours Company and Manchester Acquisition Sub LLC*
99.1	Press Release, dated July 26, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*  Schedules and similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words “believe,” “expect,” “will,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify “forward-looking statements,” which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the consummation and timing of, and the benefits and costs of, the proposed sale of the mining solutions business to Draslovka, which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours’ control. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include, but are not limited to, the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and in our Annual Report on Form 10-K for the year ended December 31, 2020. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial Officer
Date:	July 26, 2021